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     Ralph Wanger's book A Zebra In Lion Country: Ralph Wanger's Investment
Survival Guide (Simon & Schuster, 1997) describes the investment philosophies and techniques that have guided Mr. Wanger's management of the Acorn funds. He has been portfolio manager of Acorn Fund since it was founded by Irving Harris in 1970. Beginning April 1, 1997, shareholders of Acorn Fund, Acorn International or Acorn USA may purchase a copy of A Zebra In Lion Country directly from the publisher at a reduced price of $18.00, including tax, shipping and handling. Wanger Asset Management, L.P. ("WAM") is supplying these books to shareholders at WAM's cost.
     During the period April 1, 1997 through June 14, 1997, WAM will send, at its expense, one copy of A Zebra In Lion Country to each investor making a new investment of $5,000 or more in any one of Acorn Fund, Acorn International or Acorn USA. An investment in any of the funds by the exchange privilege does not qualify to receive a copy of the book. A single investor may acquire multiple copies of the book by making multiple investments, each of $5,000 or more, in any one or more of the Funds on different days.
     You may purchase (or redeem) shares of the Funds through investment dealers, banks, or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by Acorn. Any such charges could constitute a substantial portion of a smaller account and may not be in your best interests. There are no charges or limitations imposed by Acorn other than those described in this prospectus if shares are purchased (or redeemed) directly from Acorn.
     Shares of one or more of the Acorn Funds may be purchased through certain financial service companies, without incurring any transaction fee. In addition, certain financial institutions that have entered into agreements with Acorn act as Acorn's agent for the limited purpose of receiving purchase, redemption and exchange requests from their clients on behalf of whom the institution holds shares of one or more of the Acorn Funds. Some financial institutions that acts as Acorn's agent for those purposes or that otherwise maintain nominee accounts with one of the Acorn Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, shareholder servicing, and distribution services the institution provides with respect to the underlying Fund shares. Wanger Asset Management, L.P. pays any such fees.
Supplement dated March 26, 1997 to the
Prospectuses of Acorn Investment Trust
dated May 1, 1996 for Acorn Fund and Acorn International and September 4, 1996 for Acorn USA.